Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

NUMBER

PACIFIC ENTERTAINMENT CORP

AUTHORIZED COMMON STOCK: 100,000,000 SHARES
PAR VALUE: $0.001

SHARES

CUSIP NO. 69423R104

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

— Shares of **Pacific Entertainment Corp** Common Stock —

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PACIFIC ENTERTAINMENT CORP
CORPORATE
Seal
CALIFORNIA

PRESIDENT

Countersigned & Registered: **Globex Transfer, LLC**
(386) 206-1133

By ______________________
Authorized Signature

NOTICE:
Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM-as tenants in common	UNIF GIFT MIN ACT - Custodian
TEN ENT- as tenants by the entireties	(Cust)	(Minor)
JT TEN -as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors
Act...................................
(State)

Additional abbreviations may also be used though not in the above list

For Value Received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER, IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

____________________________________________________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________________ ,________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFIC